Exhibit 21	Subsidiaries of the Registrant

Name	State of Organization

12291 CBW LLC	Texas
2151 Manana, Inc.	Texas
BMB Dining Services (290), Inc.	Texas
BMB Dining Services (Austin), Inc.	Texas
BMB Dining Services (Beaumont), Inc.	Texas
BMB Dining Services (Frisco), Inc.	Texas
BMB Dining Services (Fuqua), Inc.	Texas
BMB Dining Services (I-10), Inc.	Texas
BMB Dining Services (Pearland), Inc.	Texas
BMB Dining Services (Spring), Inc.	Texas
BMB Dining Services (Stemmons), Inc.	Texas
BMB Dining Services (Webster), Inc.	Texas
BMB Dining Services (Willowbrook), Inc.	Texas
BMB Franchising Services, Inc.	Texas
Bobby’s Novelty, Inc.	Texas
Broadstreets Cabaret, Inc.	Texas
CA Ault Investments, Inc	Texas
Cabaret North Parking, Inc.	Texas
California Grill LLC	Texas
Citation Land LLC	Texas
E. D. Publications, Inc.	Texas
Fine Dining Club Inc.	Texas
Global Marketing Agency, Inc.	Texas
Green Star Inc.	Texas
Hotel Development Texas Ltd.	Texas
Illusions Dallas Private Club LLC	Texas
Jaguars Acquisition, Inc.	Texas
Jaguars Holdings, Inc.	Texas
JAI Dining Services (Beaumont), Inc.	Texas
JAI Dining Services (Edinburg), Inc.	Texas
JAI Dining Services (El Paso), Inc.	Texas
JAI Dining Services (Harlingen), Inc.	Texas
JAI Dining Services (Longview), Inc.	Texas
JAI Dining Services (Lubbbock), Inc.	Texas
JAI Dining Services (Odessa II), Inc.	Texas
JAI Dining Services (Odessa), Inc.	Texas
JAI Dining Services (Phoenix), Inc.	Texas
JAI Dining Services (Tye), Inc.	Texas
Joint Ventures, Inc.	Texas
Manana Entertainment, Inc.	Texas
Miami Gardens Square One, Inc.	Florida
New Spiros, LLC	Texas
North IH 35 Investments, Inc.	Texas
Peregrine Enterprises, Inc.	New York
PNC Marketing	Texas
RB Restaurants, Inc.	Texas
RCI 33rd Street Ventures, Inc.	New York
RCI Dating Services, Inc.	Texas
RCI Debit Services, Inc.	Texas
RCI Dining DFW, LLC	Texas

Name	State of Organization
RCI Dining Services (16328 I-35), Inc.	Texas
RCI Dining Services (37th Street), Inc.	Texas
RCI Dining Services (Airport Freeway), Inc.	Texas
RCI Dining Services (Beaumont), Inc.	Texas
RCI Dining Services (Charlotte), Inc.	North Carolina
RCI Dining Services (Glenwood), Inc.	Minnesota
RCI Dining Services (Harvey), Inc.	Illinois
RCI Dining Services (Hobby), Inc.	Texas
RCI Dining Services (Imperial Valley), Inc.	Texas
RCI Dining Services (Inwood), Inc.	Texas
RCI Dining Services (Kappa), Inc.	Texas
RCI Dining Services (Manana), Inc.	Texas
RCI Dining Services (New York), Inc.	New York
RCI Dining Services (Pembroke Park), Inc.	Florida
RCI Dining Services (Round Rock), Inc.	Texas
RCI Dining Services (Stemmons), Inc.	Texas
RCI Dining Services (Stemmons2), Inc.	Texas
RCI Dining Services (Sulphur), Inc.	Louisiana
RCI Dining Services (Tarrant County), Inc.	Texas
RCI Dining Services (Vee), Inc.	Texas
RCI Dining Services MN (4th Street), Inc.	Minnesota
RCI Entertainment (3105 I-35), Inc.	Texas
RCI Entertainment (3315 N FWY FW), Inc.	Texas
RCI Entertainment (Austin), Inc.	Texas
RCI Entertainment (Dallas), Inc.	Texas
RCI Entertainment (Delamo), Inc.	California
RCI Entertainment (Fort Worth), Inc.	Texas
RCI Entertainment (Media Holdings), Inc.	Texas
RCI Entertainment (Minnesota), Inc.	Minnesota
RCI Entertainment (New York), Inc.	New York
RCI Entertainment (North Carolina), Inc.	North Carolina
RCI Entertainment (North FW), Inc.	Texas
RCI Entertainment (Northwest Hwy), Inc.	Texas
RCI Entertainment (Philadelphia), Inc.	Texas
RCI Entertainment (San Antonio), Inc.	Texas
RCI Entertainment (Texas), Inc.	Texas
RCI Entertainment MN (300 South 3rd Street), Inc.	Minnesota
RCI Holdings, Inc.	Texas
RCI IH 635 Property, Inc.	Texas
RCI Internet Holdings, Inc.	Texas
RCI Internet Services, Inc.	Texas
RCI Leasing LLC	Texas
RCI Management Services, Inc.	Texas
RCI Wireway, Inc.	Texas
S Willy’s Lubbock LLC	Texas
Sadco, Inc.	Texas
SP Administration, Inc.	Texas
Spiros Partners Ltd.	Texas
Stellar Management, Inc.	Florida
StorErotica Magazine, Inc.	Delaware
Tantra Dance, Inc.	Texas
Tantra Parking, Inc.	Texas
TEZ Management LLC	Pennsylvania
TEZ Real Estate LP	Pennsylvania
The End Zone, Inc	Pennsylvania
Top Shelf Entertainment LLC	North Carolina
Trumps, Inc.	Texas
TT Leasing Inc.	Texas
WKC, Inc.	Texas
XTC Cabaret (Dallas), Inc.	Texas
XTC Cabaret, Inc.	Texas